MULTI-STRATEGY GROWTH & INCOME FUND

Supplement dated December 22, 2017

to the Prospectus (“Prospectus”) and

Statement of Additional Information (“SAI”),

each dated July 1, 2017 and supplemented August 4, 2017 and August 14, 2017

Effective as of December 22, 2017, UMB Bank, n.a. has replaced MUFG Union Bank, N.A. as the custodian for Multi-Strategy Growth & Income Fund (the “Fund”). Consequently, all references to MUFG Union Bank, N.A in the Prospectus and SAI are deleted and replaced with UMB Bank, n.a. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and SAI, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-601-3841. The Prospectus and Statement of Additional Information may be obtained by visiting the U.S. Securities and Exchange Commission’s website at http://www.sec.gov. You should retain this Supplement for future reference.